UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2005

BEC Funding II, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-120164	16-1708847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CEC Funding, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-120164	16-1708848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One NSTAR Way

Westwood, Massachusetts 02090

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (781) 441-8900

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits:

99.1	Informational and Computational Materials describing the Massachusetts RRB Special Purpose Trust 2005-1 Rate Reduction Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEC Funding II, LLC

	By:	/s/ PHILIP J. LEMBO
Philip J. Lembo
Assistant Treasurer
(Authorized Officer)
Date: February 16, 2005

CEC Funding, LLC

	By:	/s/ PHILIP J. LEMBO
Philip J. Lembo
Assistant Treasurer
(Authorized Officer)
Date: February 16, 2005

EXHIBIT INDEX

Exhibit 99.1	Informational and Computational Materials describing the Massachusetts RRB Special Purpose Trust 2005-1 Rate Reduction Certificates.